BRINSON LIR GOVERNMENT SECURITIES FUND                         SEMIANNUAL REPORT


Dear Shareholder,                                              December 17, 2001

We present you with the semiannual report for the Brinson LIR Government Securities Fund for the six months ended October 31, 2001.

MARKET REVIEW

[GRAPHIC] The six months ended October 31, 2001 was a particularly challenging period for the U.S. economy. Throughout the summer, businesses continued a dismal run of lowered spending, reduced profits and falling stock prices. The terrorist attacks of September 11 and the ensuing uncertainty connected to involvement of U.S. troops overseas, exacerbated pre-existing turbulent economic conditions. Consumer confidence, which had remained strong through the summer, fell as layoffs increased and business spending shriveled. Before September, some economists were hoping the economy would avoid a recession by the slimmest of margins. In fact, the real gross domestic product (GDP) grew only an anemic 0.3% during the second quarter. At the end of the fiscal period, the question was not whether we would avoid a recession, but how long and how severe it would be.

    Preliminary GDP estimates show a decrease of 1.1% for the third quarter. Travel-related industries, particularly airlines and lodging, suffered a severe downturn in the third quarter as consumer spending virtually stopped cold. The Federal Reserve (the "Fed") continued its attempt to stimulate the economy, reducing the Fed Funds rate an unprecedented 11 times in 2001 (including two cuts following the end of the fiscal period) to 1.75%. This economic activity affected short-term money market instruments acutely, as short-term yields fell along with interest rates. This effect on yield is striking, considering that only a year ago, short-term money market rates were at their highest in a decade. Toward the end of the period, stock markets rallied, perhaps signaling the bottom or near-bottom of the economic downturn.

[SIDENOTE]

BRINSON LIR GOVERNMENT
SECURITIES FUND

INVESTMENT GOAL:
Provide as high a level of current interest income as is consistent with maintaining liquidity and principal stability

PORTFOLIO MANAGER:
Susan P. Ryan
Brinson Advisors, Inc.

COMMENCEMENT:
Institutional Shares --
June 3, 1991
Select Shares--
May 23, 2001

DIVIDEND PAYMENTS:
Monthly

PERFORMANCE AND PORTFOLIO REVIEW

YIELD AND CHARACTERISTICS                                             10/31/01              4/30/01
---------------------------------------------------------------------------------------------------
Current Seven-Day Average Yield(1)
  Institutional Shares                                                   2.46%                4.51%
  Select Shares                                                          2.56%                  --
Effective Seven-Day Average Yield(1)
  Institutional Shares                                                   2.49%                4.60%
  Select Shares                                                          2.59%                  --
Weighted Average Maturity                                               38 days             36 days
Net Assets (mm)                                                         $246.4               $260.2
---------------------------------------------------------------------------------------------------

SECTOR ALLOCATION*                                                    10/31/01              4/30/01
---------------------------------------------------------------------------------------------------
U.S. Gov't & Agency                                                     85.8%                 96.7%
Repurchase Agreements                                                    8.1                    --
Money Market Funds                                                       6.2                   3.6
Liabilities in Excess of Other Assets                                   -0.1                  -0.3
---------------------------------------------------------------------------------------------------
Total                                                                  100.0%                100.0%

HIGHLIGHTS

[GRAPHIC] The Fund's seven-day average yield dropped significantly during the six months ended October 31, 2001. However, as short-term yields fell along with interest rates during the period, the Fund's yield was competitive with its peers. During the period, the yield curve (the difference in yield between short-term and long-term debt) widened significantly--short-term debt yields dropped in line with interest rates, while long-term yields did not decline as sharply. Interestingly, the very shortest-term debt--instruments that range from overnights to one-month notes--are offering yields in line with one-year notes. Thus, we continue to employ a barbell strategy, investing in the shortest and longest ends of the one-year range for maximum potential results.

    Weighted average maturity remained constant through the period, although the Fund's percentage of net assets in U.S. government and government agency securities declined from 96.7% to 85.8%. We will continue to strive to balance the highest credit quality and optimum returns.

[SIDENOTE]

HOW THE FED INFLUENCES FIXED INCOME YIELDS

The Federal Reserve (the "Fed") conducts the nation's monetary policy and regulates its member banks in order to achieve a flexible and stable economy. The Fed focuses its efforts on managing economic fluctuations, primarily by influencing interest rates. For example, the Fed reduces rates to increase borrowing and spending, and thereby stimulate economic growth and job opportunities. When the Fed perceives that wages and prices are rising too fast, it tries to slow down borrowing and spending by raising interest rates.

In 2001, the Federal Reserve cut its Fed Funds rate an unprecedented 11 times. (The Fed Funds rate is the rate charged for short-term lending between banks.) How does this affect the yield on your fixed income investments?

The shortest-term debt, typically Treasury bills and money market securities, are usually affected proportionately. However, the timing of yield declines and increases may surprise you. Investment yields often decline in anticipation of Fed actions, building expected increases or decreases of Fed Fund rates into the pricing of individual

(continued on page 3)


(1)  Yields will fluctuate.

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

OUTLOOK

[GRAPHIC] With little room left for the Fed to cut interest rates further, the economy will have to recover based on fundamentals. Business inventories have become leaner in recent months, and there is some optimism in the stock market--whose recovery typically precedes the economy's--that the worst is almost behind us. An economic stimulus package, tied up in Congress at the moment, may also help push the economy forward--if and when it is passed. It is expected that the final quarter of 2001 will produce negative economic growth, and most economists believe that the economy will start a modest turnaround during the first or second quarter of 2002. However, surprise developments, either overseas or on American soil, would have the potential to alter any economic recovery.

    We believe the Fed has perhaps one final reduction to make if the economy struggles more than anticipated. We believe that the yield curve, which has steepened during the past year's frenzy of interest rate cuts, may begin to flatten in early to mid-2002.

    Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For additional information on the Brinson Funds,(2) please contact your financial advisor or visit us at www.brinsonadvisors.com.


Sincerely,

/s/ BRIAN M. STORMS                /s/ SUSAN P. RYAN

Brian M. Storms                    Susan P. Ryan
President                          Executive Director
                                   Brinson Advisors, Inc.
                                   Portfolio Manager,
                                   Brinson LIR Government Securities Fund


This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended October 31, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your financial advisor regarding your personal investment program.

[SIDENOTE]

(continued)

securities. Thus, individual short-term investments with a maturity of 90 days or less typically beat the Fed to the punch, anticipating rate moves; however, the yields on money market funds will tend to lag behind changes in prevailing short-term interest rates. This means that a money market fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, a money fund's income will generally tend to fall more slowly.

Interest rate movements do not always have the same effect on longer-term fixed income investments, such as bonds. When the Fed cuts rates, it hopes to encourage increased spending and investment through a lower cost of borrowing. The market, however, determines other factors that can have a greater effect on long-term yields. For instance, short-term yields may fall with interest rates, but long-term yields on bonds may actually rise if the market believes inflation will increase in the future.


(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.


STATEMENT OF NET ASSETS                                                                                  OCTOBER 31, 2001(UNAUDITED)

PRINCIPAL
 AMOUNT                                                                           MATURITY             INTEREST
 (000)                                                                             DATES                RATES            VALUE
---------                                                                    --------------------  ----------------   -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--85.75%
   $34,501  Federal Farm Credit Bank                                         11/01/01 to 05/01/02  2.460 to 4.010%@    $ 34,392,018
    20,000  Federal Home Loan Bank                                           11/01/01 to 11/07/01  2.493 to 2.650*       19,987,349
    30,383  Federal Home Loan Bank                                           11/02/01 to 01/28/02  2.260 to 4.500@       30,294,560
    15,000  Federal Home Loan Mortgage Corp.                                       11/01/01             2.525*           14,996,588
     8,000  Federal Home Loan Mortgage Corp.                                 01/03/02 to 05/01/02  3.500 to 5.180@        7,897,266
    22,000  Federal National Mortgage Association                            11/01/01 to 11/08/01  2.503 to 2.540*       21,997,888
    28,100  Federal National Mortgage Association                            11/16/01 to 05/03/02  2.250 to 4.810@       27,902,210
    24,000  Student Loan Marketing Association                               11/01/01 to 11/06/01  2.480 to 2.589*       23,991,867
    30,000  Student Loan Marketing Association                               11/01/01 to 07/01/02  2.205 to 2.460@       29,851,775
                                                                                                                       ------------
Total U.S. Government Agency Obligations (cost--$211,311,521)                                                           211,311,521
                                                                                                                       ------------

REPURCHASE AGREEMENTS--8.12%
    10,000  Repurchase Agreement dated 10/31/01 with Dresdner Bank AG, collateralized by $9,756,000 U.S. Treasury Notes, 6.250%
              due 08/31/02; (value--$10,200,191); proceeds: $10,000,700            11/01/01             2.520            10,000,000
    10,000  Repurchase Agreement dated 10/31/01 with Societe Generale, collateralized by $8,088,000 U.S. Treasury Bonds, 7.250%
              due 05/15/16; (value--$10,200,990); proceeds: $10,000,711            11/01/01             2.560            10,000,000
                                                                                                                       ------------
Total Repurchase Agreements (cost--$20,000,000)                                                                          20,000,000
                                                                                                                       ------------
 NUMBER OF
 SHARES
 (000)
 ---------
MONEY MARKET FUNDS--6.23%
     8,393  AIM Short Term Investment Trust--Treasury Portfolio                    11/01/01             2.630*            8,393,443
     6,747  Goldman Sachs Financial Square Government Fund                         11/01/01             2.650*            6,746,542
       215  Goldman Sachs Financial Square Treasury Instruments Fund               11/01/01             2.580*              214,863
                                                                                                                       ------------
Total Money Market Funds (cost--$15,354,848)                                                                             15,354,848
                                                                                                                       ------------
Total Investments (cost--$246,666,369 which approximates cost for federal income
   tax purposes)--100.10%                                                                                               246,666,369
Liabilities in excess of other assets--(0.10)%                                                                             (254,859)
                                                                                                                       ------------

Net Assets (applicable to 186,194,868 and 60,192,213 of Institutional Shares and
   Select Shares, respectively, each equivalent to $1.00 per share)--100.00%                                           $246,411,510
                                                                                                                       ============

----------------------
@  Interest rates shown are the discount rates at date of purchase.
* Variable rate securities--maturity date reflects earlier of reset date or maturity date. The interest rates shown are the current rates as of October 31, 2001 and reset periodically.


                       Weighted average maturity--38 days

                 See accompanying notes to financial statements


STATEMENT OF OPERATIONS                                                   FOR THE SIX
                                                                          MONTHS ENDED
                                                                        OCTOBER 31, 2001
                                                                           (UNAUDITED)
                                                                        ----------------
INVESTMENT INCOME:
Interest                                                                   $4,742,009
                                                                           ----------
EXPENSES:
Investment advisory and administration                                        314,687
Shareholder servicing fees--Institutional shares                              107,351
Transfer agency and related services fees                                      28,175
Professional fees                                                              28,080
State and federal registration fees                                            22,616
Reports and notices to shareholders                                            19,144
Custody and accounting                                                         13,588
Trustees' fees                                                                  5,250
Insurance expense                                                               1,452
Other expenses                                                                 16,592
                                                                           ----------
                                                                              556,935
Less: Expense waivers from advisor                                           (210,408)
                                                                           ----------
Net expenses                                                                  346,527
                                                                           ----------
Net investment income                                                       4,395,482
NET REALIZED GAINS FROM INVESTMENT TRANSACTIONS                                 5,881
                                                                           ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $4,401,363
                                                                           ==========

                 See accompanying notes to financial statements


STATEMENT OF CHANGES IN NET ASSETS                                                 FOR THE SIX
                                                                                   MONTHS ENDED       FOR THE
                                                                                 OCTOBER 31, 2001    YEAR ENDED
                                                                                    (UNAUDITED)    APRIL 30, 2001
                                                                                 ----------------  --------------
FROM OPERATIONS:
Net investment income                                                               $  4,395,482     $  9,087,463
Net realized gains from investment transactions                                            5,881            9,508
                                                                                    ------------     ------------
Net increase in net assets resulting from operations                                   4,401,363        9,096,971
                                                                                    ------------     ------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income--Institutional shares                                           (3,793,189)      (9,087,463)
Net investment income--Select shares                                                    (602,293)              --
                                                                                    ------------     ------------
Total dividends to shareholders                                                       (4,395,482)      (9,087,463)
                                                                                    ------------     ------------
Net increase (decrease) in net assets from beneficial interest transactions          (13,758,833)     138,257,500
                                                                                    ------------     ------------
Net increase (decrease) in net assets                                                (13,752,952)     138,267,008
NET ASSETS:
Beginning of period                                                                  260,164,462      121,897,454
                                                                                    ------------     ------------
End of period                                                                       $246,411,510     $260,164,462
                                                                                    ============     ============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Brinson LIR Government Securities Fund (the "Fund") is a diversified series of Liquid Institutional Reserves (the "Trust"), an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Trust currently offers three no-load series: the Fund, the Brinson LIR Money Market Fund and the Brinson LIR Treasury Securities Fund. The financial statements for the Brinson LIR Money Market Fund and Brinson LIR Treasury Securities Fund are not included herein.

    The Fund currently offers two classes of shares, Institutional shares and Select shares. Each class represents interests in the same assets of the Fund, and both classes have equal voting privileges, except that owners of Institutional shares receive certain services directly from financial intermediaries, bear certain service fees and to the extent that matters pertaining to the Shareholder Services Plan or to the Institutional shares are submitted to shareholders for approval, only the holders of Institutional shares shall be entitled to vote thereon.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

    VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME--Investments are valued at amortized cost, which approximates market value, unless the Fund's board of trustees (the "Board") determines that this does not represent fair value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

    REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

    DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

    NET INVESTMENT INCOME AND INVESTMENT TRANSACTION--Income, expense (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

INVESTMENT ADVISOR AND ADMINISTRATOR

    The Trust has an Investment Advisory and Administration Contract ("Advisory Contract") with UBS PaineWebber Inc. ("UBS PaineWebber (SM)*"), an indirect wholly owned subsidiary of UBS AG, under which UBS PaineWebber serves as investment advisor and administrator of the Fund. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. In accordance with the Advisory Contract, the Fund pays UBS PaineWebber an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets. At October 31, 2001, the Fund owed UBS PaineWebber $50,628 in investment advisory and administration fees.

    Brinson Advisors, Inc. ("Brinson Advisors," formerly known as Mitchell Hutchins Asset Management Inc.) serves as sub-advisor and sub-administrator to the Trust pursuant to a Sub-Advisory and Sub-Administration Contract ("Sub-Advisory Contract") between UBS PaineWebber and Brinson Advisors. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG. In accordance with the Sub-Advisory Contract, UBS PaineWebber (not the Fund) pays Brinson Advisors a fee, accrued daily and paid monthly, at an annual rate of 50% of the fee paid by the Fund to UBS PaineWebber under the Advisory Contract, net of waivers and/or reimbursements.

    The Fund and UBS PaineWebber have entered into a written management fee waiver/expense reimbursement agreement under which UBS PaineWebber is contractually obligated to waive 0.10% of its management fees and to reimburse fund expenses through August 31, 2002, to the extent that the Fund's expenses otherwise would exceed 0.29% for Institutional shares and 0.19% for Select shares. The Fund has agreed to repay UBS PaineWebber for any reimbursed expenses if it can do so over the following three years without causing the Fund's expenses in any of those years to exceed the aforementioned rates. For the six months ended October 31, 2001, UBS PaineWebber and Brinson Advisors reimbursed $210,408 in investment advisory and administration fees and other expenses.

SHAREHOLDER SERVICES PLAN AND AGREEMENT

    Under a Shareholder Services Plan and Agreement ("Service Agreement") adopted with respect to its Institutional shares on May 9, 2001, the Fund has agreed to pay Brinson Advisors monthly fees at the annual rate of 0.10% of the average daily net assets of the Institutional shares owned by the customers of a financial intermediary that has entered into a service agreement with Brinson Advisors. Under each Service Agreement with those financial intermediaries, Brinson Advisors pays an identical fee to the financial intermediaries for certain support services that they provide to their customers as specified in the Service Agreement. At October 31, 2001, the Fund owed Brinson Advisors $15,399 in shareholder service fees.

BANK LINE OF CREDIT

    The Fund may participate with other funds managed, advised or sub-advised by Brinson Advisors in a $300 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended October 31, 2001 the Fund did not borrow under this facility.
--------------------
*  UBS PaineWebber is a service mark of UBS AG.

OTHER LIABILITIES

    At October 31, 2001, dividends payable were $512,155.

FEDERAL TAX STATUS

    The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to federal excise tax.

SHARES OF BENEFICIAL INTEREST

    There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                               INSTITUTIONAL SHARES        SELECT SHARES
                                                         -------------------------------- ----------------
                                                                                           FOR THE PERIOD
                                                           FOR THE SIX      FOR THE YEAR    MAY 23, 2001+
                                                           MONTHS ENDED         ENDED            TO
                                                         OCTOBER 31, 2001  APRIL 30, 2001 OCTOBER 31, 2001
                                                         ----------------  -------------- ----------------
Shares sold                                                 372,450,495     698,077,875      119,992,606
Shares repurchased                                         (450,225,977)   (567,971,444)     (60,159,492)
Dividends reinvested                                          3,824,436       8,151,069          359,099
                                                         --------------    ------------   --------------
Net increase (decrease) in shares outstanding               (73,951,046)    138,257,500       60,192,213
                                                         ==============    ============   ==============

--------------------
+ Commencement of issuance.

BRINSON LIR GOVERNMENT SECURITIES FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                      INSTITUTIONAL SHARES                            SELECT SHARES
                                               -------------------------------------------------------------------  ----------------
                                               FOR THE SIX
                                                 MONTHS
                                                  ENDED                                                              FOR THE PERIOD
                                               OCTOBER 31,                FOR THE YEARS ENDED APRIL 30,             MAY 23, 2001+ TO
                                                   2001    -------------------------------------------------------  OCTOBER 31, 2001
                                              (UNAUDITED)      2001        2000       1999        1998        1997     (UNAUDITED)
                                              -----------  --------    --------   --------    --------    --------  ----------------
Net asset value, beginning of period           $   1.00    $   1.00    $   1.00   $   1.00    $   1.00    $   1.00       $  1.00
                                               --------    --------    --------   --------    --------    --------       -------
Net investment income                             0.017       0.059       0.051      0.049       0.052       0.051         0.015
Net realized gains from investment
  transactions                                       --       0.000#      0.000#        --          --          --            --
                                               --------    --------    --------   --------    --------    --------       -------
Net increase from investment operations           0.017       0.059       0.051      0.049       0.052       0.051         0.015
                                               --------    --------    --------   --------    --------    --------       -------
Dividends from net investment income             (0.017)     (0.059)     (0.051)    (0.049)     (0.052)     (0.051)       (0.015)
                                               --------    --------    --------   --------    --------    --------       -------
Net asset value, end of period                 $   1.00    $   1.00    $   1.00   $   1.00    $   1.00    $   1.00       $  1.00
                                               ========    ========    ========   ========    ========    ========       =======
Total investment return(1)                         1.75%       6.02%       5.22%      5.04%       5.32%       5.20%         1.43%
                                               ========    ========    ========   ========    ========    ========       =======
Ratios/Supplemental Data:
Net assets, end of period (000's)              $186,218    $260,164    $121,897   $138,783    $100,140    $106,843       $60,193
Expenses to average net assets net of
  waivers/reimbursements from advisor              0.29%*      0.29%       0.29%      0.28%       0.30%       0.30%         0.19%*
Expenses to average net assets before
  waivers/reimbursements from advisor              0.44%*      0.38%       0.33%      0.33%       0.59%       0.53%         0.37%*
Net investment income to average net assets
  net of waivers/reimbursements from advisor       3.53%*      5.68%       5.10%      4.90%       5.21%       5.09%         3.25%*
Net investment income to average net assets
  before waivers/reimbursements from advisor       3.38%*      5.59%       5.06%      4.85%       4.91%       4.86%         3.07%*

+   Commencement of issuance.
#   Actual amount is less than $0.005.
*   Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for a period less than one year has not been annualized.

TRUSTEES

E. Garrett Bewkes, Jr.
CHAIRMAN

Margo N. Alexander
Richard Q. Armstrong
David J. Beaubien
Richard R. Burt
Meyer Feldberg
George W. Gowen
William W. Hewitt, Jr.
Morton L. Janklow
Frederic V. Malek
Carl W. Schafer
William D. White

PRINCIPAL OFFICERS

Brian M. Storms
PRESIDENT

Amy R. Doberman
VICE PRESIDENT AND SECRETARY

Paul H. Schubert
VICE PRESIDENT AND TREASURER

Susan P. Ryan
VICE PRESIDENT

INVESTMENT ADVISOR AND
ADMINISTRATOR
UBS PaineWebber Inc.
1285 Avenue of the Americas
New York, New York 10019

SUBADVISOR, SUBADMINISTRATOR
AND PRINCIPAL UNDERWRITER
Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019-6114

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON. THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.


                                BRINSON ADVISORS
                         (C)2001 BRINSON ADVISORS, INC.
                              ALL RIGHTS RESERVED

BRINSON
LIR
GOVERNMENT
SECURITIES
FUND
--------------------------
OCTOBER 31, 2001



SEMIANNUAL REPORT